UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-KA

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                               October 2, 2002
                               ----------------
                                Date of Report
                      (Date of earliest event reported)

                              BRL HOLDINGS, INC.
                              ------------------
              (Exact name of registrant as specified in charter)


        Delaware                 000-15260               88-0218411
        --------                 ---------               ----------
     (State or other           (Commission File        (IRS Employer
     jurisdiction of              Number)              Identification
      incorporation)                                       Number)

                   200 Perimeter Road, Manchester, NH  03102
                   -----------------------------------------
                   (Address of Principal Executive Offices)

                                (603) 641-8443
                                --------------
                        Registrant's telephone number


Item 1.  Changes in Control of Registrant.

Computation Adjustments.
------------------------

     We, BRL Holdings, Inc., a Delaware corporation (the "Company," "we," "us" and "our" and words of similar import), have effected a 100% dividend on all of our outstanding shares that will also result in similar adjustments to all shares underlying our outstanding options, with a record date of October 4, 2002, a distribution date of November 8, 2002, and an ex-dividend date as of the opening of business on November 12, 2002. All computations herein take into account this dividend.

Change of Control.
------------------


     Acquisition.
     ------------

          Effective October 3, 2002, we acquired 100% of the outstanding common stock of Element 21 Golf Company, a recently formed Delaware corporation ("Element 21"), in a stock for stock transaction ("the Acquisition"). To complete the Acquisition, we agreed to issue up to 48,904,420 shares of our common stock consisting of the issuance of 42,472,420 shares of "restricted securities" (common stock) and the assumption of certain options granted by Element 21 to its officers, directors and consultants to purchase 6,432,000 shares of our common stock, in recognition of $0.01 options to purchase a like amount of shares of Element 21 held by these individuals. The option holders had rendered and will render services valued by Element 21 and our Board of Directors at $0.01 per share. 7,270,000 shares of the 42,472,420 shares of Element 21 exchanged under the Acquisition were issued pursuant to Rule 701 of the Securities and Exchange Commission, and this designation was adopted by us. The tables below under this heading provide certain information about the 701 shares and the 6,432,000 outstanding options exchanged under the Element 21 Acquisition.

          Information regarding Element 21's planned business operations and our new members of management is contained under Item 2 of this Report.

          The Acquisition also provided for (i) mutual representations and warranties regarding various matters customary in these types of transactions;
(ii) prohibitions on both parties on changes in business operations until the completion of the Acquisition; (iii) a 100% dividend on our outstanding common stock, to be payable also on the shares and options exchanged under the Element 21 Acquisition, and the spin-off following closing of two of our subsidiaries as outlined below under the heading "Dividends, with the Element 21 stockholders and option holders waiving these spin-off dividends; (iv) the payment by Element 21 of $33,000 for the estimated costs of the spin-off dividends; the assumption of a one time consulting agreement with R. Bruce Reeves, who then served as our President and one of our directors, in the amount of $120,000; and the payment at closing by Element 21 to us of an additional $55,684 in costs and expenses; (v) mutual indemnification provisions; and (vi) the indemnification from our subsidiaries that will be the subject of the spin-off dividends of all liabilities associated with such subsidiaries and/or their business, property or assets.

          The following tables contain information regarding the recipients of the 701 shares discussed above and the outstanding options exchanged under the Element 21 Acquisition:

                           701 Stockholder Table
                           ---------------------

Name and Address                                           Number of Shares*
----------------                                           -----------------

Tom Sawyer, Esq.                                              1,900,000
1151 CR 325
Lexington, Texas 78947

Dimitry Sindalovsky                                           1,800,000
99 Harbour Square,
Suite 3106
Toronto, Ontario M5J 2H2

Randy Renken, Esq.                                            1,800,000
316 Main Street, Suite L
Humble, TX 77338

R. Bruce Reeves, Ph.D.                                        1,200,000
754 Straw Hill
Manchester, NH 03104

John Lowy, Esq.                                                 450,000
75 First Neck lane
S Hampton, NY 11968

Anna Herbst                                                      10,000
87-10 Clover Place
Holliswood, NY 11423

Andrew McGough                                                   30,000
28 Aleadra Way
Basking Ridge, NJ 07920

Kevin McGuire                                                    80,000
148 Robinson Rd
Hudson, NH 03051

                                               Total:         7,270,000

          * Shares issued under Rule 701 of the Securities and Exchange Commission may be freely publicly resold by those stockholders who are not our "affiliates" in "broker's transactions" where the broker does no more than execute the sales order as agent for the holder, there is no solicitation of prospective buyers and only usual and customary sales commissions are paid, and by our "affiliates," if any, who hold any of these securities, in compliance with all terms and provisions of Rule 144, except the required one year holding period. None of these holders are believed to be our "affiliates. All of these holders of shares issued under Rule 701 have agreed that none of these shares would be resold within the first 30 days after they were acquired, and that thereafter, subject to effecting sales in "broker's transactions," and further subject to our being current in all reports that are required to be filed by us with the Securities and Exchange Commission, that no holder will sell more than one-sixth of his or her holdings in the following six consecutive months, on a cumulative basis.

                          Stock Option Table
                          ------------------

                        Options Exercisable          Options Exercisable
Holders and Addresses      Immediately               After March 31, 2003*
---------------------      -----------               ---------------------

Dimitry Sindalovsky           650,000                     700,000
99 Harbour Square,
Suite 3106
Toronto, Ontario M5J 2H2

Tom Sawyer, Esq.            1,550,000                       -0-
1151 CR 325
Lexington, Texas 78947

Randy Renken, Esq.            650,000                     700,000
316 Main Street, Suite L
Humble, TX 77338

R. Bruce Reeves, Ph.D          -0-                      1,635,000
754 Straw Hill
Manchester, NH 03104

John Lowy, Esq.               447,000                       -0-
75 First Neck lane
S Hampton, NY 11968

Anna Herbst                     5,000                       -0-
87-10 Clover Place
Holliswood, NY 11423

Kevin McGuire                  95,000                       -0-
148 Robinson Rd
Hudson, NH 03051

                 Totals:    3,397,000                   3,035,000

          * It our present intention to include the shares underlying these outstanding options in a registration statement to be filed with the Securities and Exchange Commission on Form S-8; however, regardless of such registration, if and when accomplished, all of these holders of options have agreed that none of the shares underlying these options will be resold within the first 30 days after they are acquired, that all sales will be made in "broker's transactions" and that no holder will sell more than one-sixth of his or her holdings in the following six consecutive months after exercise, on a cumulative basis.

     Dividends.
     ----------

          Immediately following the closing of the Acquisition, all with a record date of October 4, 2002, we (i) effected a 100% dividend on all of our outstanding shares which will result in similar adjustments to all shares underlying outstanding options, with a distribution date of November 8, 2002, and an ex- dividend date of the opening of business on November 12, 2002, all as reflected herein; and we (ii) resolved to effect by exemption from registration under the Securities Act or by registration thereunder, a spin-off of our interests in two of our subsidiaries, Tech Ventures, Inc., a Delaware corporation ("Tech Ventures"), that was recently formed to hold substantially all of our assets and business that we owned prior to the closing of the Element 21 Acquisition, and of Advanced Conductor Technologies, Inc., a Delaware corporation ("Advanced Conductor"), both with ex-dividend dates of October 25, 2002, and distribution dates to be set once it has been determined whether these distributions can be made without registration under the Securities Act or must be subject to a prior registration statement filed with the Securities and Exchange Commission under the Securities Act. All holders of shares and options issued or exchanged under the Element 21 Acquisition waived any right to any of the spin-off dividends as a condition to the Acquisition, but all were accorded the 100% dividend with a distribution date of November 8, 2002.

          The primary reasons for the spin-off dividends were to avoid accounting complications of the interests in the various subsidiaries owned; to avoid becoming designated as an "inadvertent" investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), by virtue of holding in excess or 40% of our assets in investment securities, and that would have subjected us to substantial additional reporting obligations; and to preserve for our past stockholders who have supported our Company for many years, the interests in these subsidiaries, rather than accord these interests to the stockholders and option holders of Element 21 following the Acquisition.

          Tech Ventures was formed on June 19, 2002, and we transferred all of the following assets owned by us to Tech Ventures and Tech Ventures assumed the following liabilities: 100% of the stock owned at June 30, 2002, by us in Advanced Conductor; 100% of the stock owned at June 30, 2002, by us in AssureTec Systems, Inc. ("AssureTec"); 100% of the stock owned at June 30, 2002, by us in Biorelease Technologies, Inc. ("Biorelease"); and 100% of the stock owned at June 30, 2002, by us in IJAM Enterprises, Inc. ("IJAM"), along with cash and receivables and other assets totaling $128,924. Tech Ventures assumed accounts payable in the amount of $13,792, and accrued liabilities in the amount of $5,000.

          Advanced Conductor was formed by us on August 21, 2001, to acquire specific advanced composite materials technologies that had been applied to improving high tension transmission wire. Advanced Conductor, following an extensive due diligence study that researched and categorized various other technologies, ultimately abandoning the original opportunity. During the past year, Advanced Conductor has researched several other advanced composite alloy materials which show promise for use in electrical conductor applications. It anticipates entering into an arrangement with a related party that will provide it with access to proprietary aluminum alloy technology.

     Available Documents.
     --------------------

          A copy of the Restated Agreement and Plan of Reorganization, together with all schedules and exhibits, are attached hereto and incorporated herein by reference, which includes the Technology Transfer Agreement between Element 21 and its predecessors that is discussed below under the heading "Element 21 Planned Business." Copies of the Forms 10b-17 that were filed by us with the National Association of Securities Dealers, Inc. (the "NASD") respecting the dividends that were declared by us and discussed under the heading "Dividends" below are also attached hereto and incorporated herein by reference. See Item 7.

Control Prior to Acquisition.
-----------------------------

     Prior to the closing of the Acquisition, excluding shares underlying outstanding options, none of which are deemed to be owned by our "affiliates," Dr. Bruce Reeves, our then President and CEO, including the shares owned by Sandra J. Reeves, his wife, beneficially owned 1,344,156 shares or 49.5% of our outstanding voting securities. Immediately following the Acquisition, and also excluding shares underlying outstanding options, none of which are deemed to be owned by our "affiliates," Dr. Reeves controlled 9.4% of our outstanding voting securities. Dr. Reeves was the founding director of Element 21, and was instrumental in its acquisition of the Element 21 golf technology. For these services, he was issued 2,100,000 shares of "restricted securities" (common stock") of Element 21, and was granted options to acquire an additional 900,000 shares of common stock for aggregate consideration of $900, payable in cash or services. All of these Element 21 shares and options were exchanged for like shares and options of our Company under the Element 21 Acquisition, and are subject to certain lock-up/leak-out conditions that are outlined in the tables above respecting 701 securities and our outstanding options. None of the options of Dr. Reeves could be exercised for a period of 120 days. Dr. Reeves abstained from any voting on the Element 21 Acquisition. Dr. Reeves is currently a consultant to our Company.

     Also prior to our closing of the Acquisition, Richard F. Schubert, our Chairman, Richard Whitney, one of our directors, and Kevin McGuire, our Secretary/Treasurer, respectively owned, 144,422 shares or approximately 2.6%; 131,564 shares or approximately 2.4%; and 122,886 shares or approximately 2.3%.

     Management and directors of our Company immediately following the Element 21 Acquisition resigned effective October 4, 2002, and designated the members of management and directors and executive officers of Element 21 as directors and executive officers of our Company who now hold all three seats on our Board of Directors and comprise all of our officers. See Item 2.

Control Following Acquisition.
------------------------------

     Following the Acquisition, Dr. Nataliya Hearn, our new President and a director, owned 4,900,000 shares or 10.2% of our outstanding voting securities; and Gerald Enloe, a director and our Chairman, owned 2,950,460 shares or 6.15% of our outstanding voting securities. Jim Morin, our third director and Secretary/Treasurer, does not own any of our securities. These securities were acquired in exchange for securities of Element 21 under the Acquisition. The control of the present members of management is based upon stock ownership and their present respective positions with us, as directors and executive officers. No loans of any kind were a part of the consideration for the Acquisition, or any of the securities previously issued to the stockholders of Element 21 that were exchanged under the Acquisition. For additional information regarding the principal stockholders of our Company following the closing of the Element 21 Acquisition, see the following table:

     To the knowledge of our management and based upon a review of the stock ledger maintained by our transfer and registrar agent, the following table sets forth the beneficial ownership of persons who own more than five percent of our common stock following the closing of the Element 21 Acquisition, and the share holdings of management, to-wit:

                            Positions               Number and Percentage
Name and Address               Held              of Shares Beneficially Owned
----------------               ----              ----------------------------

                            Management
                            ----------

Gerald Enloe             Director & Chairman      2,950,460 (1)         6.15%
PO Box 14391
Humble TX 77347

Nataliya Hearn           President & Director     4,900,000 (1)        10.2%
3173 Sandwich Street, 37
Windsor, Ontario H3A P7S
Canada

Jim Morin                Vice President, Secretary/     -0- (1)         -0-
27672 Pasatiempo Drive   Treasurer, Directors
Mission Viejo, CA 92692

All Officers, Directors
as a Group  (3 Persons)                           7,850,460            16.4%

                               Others
                               ------

Tom Sawyer, Esq.         Stockholder              3,450,000 (2)(3)      7.2%
1151 CR 325
Lexington, TX 78947

Randy Renken, Esq.       Stockholder              4,455,396 (2)(3)(4)   9.3%
316 Main Street, Suite L
Humble, TX 77338

R. Bruce Reeves, Ph.D.   Stockholder              4,508,308 (2)(3)(5)   9.4%
754 Straw Hill
Manchester, NH 03104

Dimitry Sindalovsky      Stockholder              4,455,396 (2)(3)      9.3%
99 Harbour Square,
Suite 3106
Toronto, Ontario M5J 2H2

Paul Whitton             Stockholder              4,005,396 (2)(6)      8.4%
2415 Shakespeare #3
Houston, TX 77030

                              Total:             20,874,496            43.5%

     (1) Denotes new directors elected to fill vacancies, effective October 4, 2002, created by resignations following the change of control described under the headings "Control Prior to Acquisition" and "Control Following Acquisition," above.

     (2) Except as indicated in other footnotes, each person has sole voting and dispositive power over the shares indicated.

     (3) Excludes shares underlying unexercised options, none of which are deemed to be owned by persons who are our "affiliates."

     (4) Includes 2,655,396 shares owned by Profit Consultants, Inc., a consulting company controlled by Mr. Renken.

     (5) Consists of 2,948,526 shares owned by Dr. Reeves directly, and 284,000 shares held by Robertson Financial Advisors, LLC of which Dr. Reeves is the Managing Member; it also includes 258,818 shares owned by Sandra J. Reeves, his wife, and 1,016,964 shares owned by Robertson Consultants, Inc. of which Ms. Reeves is an officer and 90% owner.

     (6) Includes 2,655,396 shares owned by Element 21, Inc., a privately held company controlled by Mr. Whitton.

Item 2.  Acquisition or Disposition of Assets.

Element 21 Planned Business.
----------------------------

     Element 21 was formed on September 18, 2002, to acquire highly developed golf technology and to design, develop and market scandium alloy golf clubs. Scandium is Element No. 21 in the Periodic Table of Elements. When mixed with aluminum, scandium alloys are believed to exceed titanium with a higher strength to weight ratio of up to 25% and a specific density advantage of 55%. Scandium is simply lighter, stronger and more cost effective than titanium.
We intend to commercialize this advanced metal technology originally developed in the former Soviet Union for military applications during the 1980's. Scandium alloys have been used in intercontinental ballistic missiles, jet aircraft, the Mir space station and most recently, in the International Space Station.

     At the time of the closing of the Acquisition, Element 21 owned the business, science and methods of designing and manufacturing scandium aluminum golf club heads and shafts and all knowledge and information held, owned, licensed or licensable, patented or patentable of Dr. Nataliya Hearn, who became our President and one of our directors on closing, and Dimitry Sindalovsky, which related in any manner whatsoever to devices, apparatus' and compositions for designing and manufacturing scandium aluminum golf club heads and shafts. The rights acquired from Dr. Hearn and Mr. Sindalovsky also included all of their technical knowledge and information held, owned or possessed by them, as of the date of their Technology Transfer Agreement with Element 21 and thereafter, whether patentable or otherwise, relating to the business or technology, to the extent deemed necessary or useful by Element 21 or its sub-licensees in the design, development, manufacture, use and/or sale of any of the technology or licensed products related to the technology. The Technology Transfer Agreement was executed on September 27, 2002, and Element 21 issued an aggregate of 2,445,210 shares of its pre-Acquisition common stock to Dr. Hearn and Mr. Sindalovsky.

     The technology acquired included all rights to U. S. Patent Nos. 5,597,529 issued on January 28, 1997, and 5.620,662, issued on April 15, 1997, initially filed by Ashurst Technologies, Inc. and acquired on January 7, 2001, by Dr. Hearn and Mr. Sindalovsky.

     Dr. Hearn and Mr. Sindalovsky and various of the consultants who were stockholders of Element 21 and were granted options to acquire shares of Element 21 that were exchanged under the Element 21 Acquisition for our shares and options have worked for a number of years with Easton Sports "(Easton"), a multi-billion dollar sports product company which had developed the scandium red-line bat. These consultants were instrumental in assisting Easton with the first successful commercial scandium product producing over $1.5 billion in sales. Since discontinuing their work for Easton, these persons and consultants have expended additional research and development monies and practical testing and production to develop the scandium golf club line. This consulting group organized production capability, product quality, test marketing and the best method to profitably offering of golf products to the public. The assignment of patent rights and technology was completed as outlined above, the assurance of raw materials was achieved and third party production capability was obtained. Upon formation of Element 21, these persons and consultants contributed their resulting work and future services, in some instances, for shares and/or options of Element 21.

New Management.
---------------

     Directors and Executive Officers.
     ---------------------------------

          The following delineates certain information concerning our newly designated directors and executive officers:
                                                             Positions
                                   Positions with          with Element 21
         Name            Age        the Company              Subsidiary
         ----            ---        -----------              ----------


     Dr. Nataliya Hearn, 35        President, CEO            President/CEO
     Ph.D.                         Director                  Director

     Jim Morin           53        Treasurer, Secretary      Treasurer,
                                   Principal Financial       Secretary
                                   Officer, Director         Director

     Gerald Enloe        54        Director                  Director

          Directors are elected by our stockholders to serve until the next annual meeting of our stockholders or until their successors have been elected and have duly qualified. Officers are appointed to serve until the annual meeting of our Board of Directors following the next annual meeting of our stockholders and until their successors have been elected and have qualified.

          The following is a summary of the business experience of each of our current directors and executive officers:

          Gerald Enloe of Houston, Texas, serves as a Director and our Chairman of our Board. Mr. Enloe has served as President and CEO of Houston Industrial Materials, Inc. since 1991.

          Nataliya Hearn, Ph.D., is the President and CEO of our Company. Dr. Hearn is a Canadian citizen with her Ph.D. in Civil Engineering from Cambridge University in the United Kingdom. She is also a registered professional engineer. Dr. Hearn is currently a tenured Associate Professor at the University of Windsor and an Adjunct Professor at the University of Toronto; and she is currently a Director of Magnesium Alloy Corporation, Director of New Product Development and Marketing at Link-Pipe Inc. and Director of R&D at Materials Service Life LLC. She also has considerable experience in technology transfer, evaluation and government/industry grants.

          Jim Morin of Mission Viejo, California, serves as Executive Vice President of Product Development, Treasurer and Secretary of our Company. He has been associated with the golf industry for the past 20 years. Mr. Morin is an owner and officer of Hyper Industries, a golf development and marketing company. In his capacity with Hyper Industries, Mr. Morin has worked with Tommy Armour, Cleveland, Echelon, Calloway, Cobra, McHenry Metals Golf, Taylor Made, Lynx and other golf companies. Mr. Morin has extensive experience in high performance golf alloys, design, testing and production of clubs and shafts that will be of particular value to us in our planned operations.

     Family Relationships.
     ---------------------

          There are no family relationships between any of our directors or executive officers.

     Pending Legal Proceedings.
     --------------------------

          To the knowledge of our management, no director or executive officer is party to any action in which any has an interest adverse to us.

     Involvement in Certain Legal Proceedings.
     -----------------------------------------

          To the knowledge of our management and during the past ten years, no present or former director, person nominated to become a director, executive officer, promoter or control person of our Company:

          (1) Was a general partner or executive officer of any business by or against which any bankruptcy petition was filed, whether at the time of such filing or two years prior thereto;

          (2) Was convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

          (3) Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting, the following activities:

               (i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

               (ii) Engaging in any type of business practice; or

              (iii) Engaging in any activity in connection with the
                    purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

          (4) Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described above under this Item, or to be associated with persons engaged in any such activity;

          (5) Was found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the Securities and Exchange Commission has not been subsequently reversed, suspended, or vacated; or

          (6) Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

     Executive Compensation.
     -----------------------

          None of our present directors and executive officers have received any cash or other remuneration for services rendered to us; and no compensatory arrangements have yet been set for service in these capacities.

          We do not have any profit sharing, pension, bonus, incentive or other similar plan at this time, but we may adopt one or more of these plans in the future to assist in attracting and maintaining directors, executive officers and key and other employees.

Item 5.  Other Events and Regulation FD Disclosure.

    We declared certain dividends in connection with the closing of the Element 21 Acquisition. See the heading "Dividends" of Item 1, above.

Item 6.  Resignation of Directors.

     Effective October 4, Dr. Reeves, and Messrs. Schubert and Whitney, who comprised all of our directors and executive officers prior to the closing of the Element 21 Acquisition, resigned, in seriatim, and appointed our current directors and executive officers, Dr. Nataliya Hearn, Gerald Enloe and Jim Morin. See the headings "Control Prior to Acquisition" of Item 1, above, and "New Management" of Item 2, above.

Item 7.  Financial Statements and Exhibits.

     Financial Statements.
     ---------------------

          (a) The financial statements of Element 21 shall be filed as an amendment to this Report on or before December 16, 2002.

          (b) The pro forma financial information taking into account the Element 21 Acquisition will be filed as an amendment to this Report on or before December 16, 2002.

     Exhibits.
     ---------

          (c) The following exhibits are attached hereto and incorporated herein by reference:

Exhibit                        Exhibit
  No.                        Description
  --                     -----------

99.1                         Restated Element 21 Agreement and Plan of
                             Reorganization*

Schedule A                   Element 21 Golf  Company 701 Shareholders

Schedule B                   Stockholder Waiver

Schedule C                   Technology Transfer Agreement

Schedule D                   Investment Letter

Schedule E                   Element 21 Disclosure Statement

Schedule F                   Holdings Disclosure Statement

Schedule G                   Holdings Certification

Schedule H                   Element 21 Certification

Schedule I                   Assignment and Indemnity Agreement

99.2                         Amended Form 10b-17 regarding 1005 Dividend

99.3                         Form 10-b-17 regarding Tech Ventures Dividend

99.4                         Form 10b-17 regarding Advanced Conductor Dividend

          * The computations in this Agreement and all attached schedules and exhibits do not take into account the 100% dividend on our common stock that is discussed above under Item 1 under the heading "Dividends."

                                    SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BRL HOLDINGS, INC.

DATED: 11/5/02                           By /s/Nataliya Hearn
       -------                           ----------------------
                                         Nataliya Hearn, Ph.D.
                                         President and Director